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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.


         Date of Report (Date of earliest event reported) March 20, 1998


                             2CONNECT EXPRESS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     FLORIDA
                     -------------------------------------
                         (State or other jurisdiction of
                         incorporation or organization)


           000-22251                                    65-0674664
-------------------------------------     -------------------------------------
    (Commission file number)               (I.R.S. Employer Identification No.)


1700 NW 65th Ave., Suite 4, Plantation, FL                     33313
------------------------------------------                    --------
 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code  (954) 797-7960
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                                 NOT APPLICABLE
                            -------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  OTHER EVENTS

On March 20, 1998, 2Connect Express, Inc. filed with the United States Bankruptcy Court the Debtor's Monthly Financial Report (Business) for the period from February 1, 1998 to February 28, 1998. A copy of this Report is filed as Exhibit A hereto.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

 (c)      EXHIBITS

           Exhibit 99. Debtor's Monthly Financial Report (Business) For The
                       Period From February 1, 1998 to February 28, 1998, filed with the United States Bankruptcy Court.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  2CONNECT EXPRESS, INC.
                                                  ------------------------------
                                                  (Registrant)



Date:  March 20, 1998                             /s/ Thomas H. Hicks
                                                  ------------------------------
                                                  Thomas H. Hicks, President and
                                                  Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit Number             Description               Sequentially Numbered Page
--------------             -----------               --------------------------

99                 Debtor's Monthly Financial Report             5
                   for the period from February 1, 1998
                   to February 28, 1998